EXHIBIT 24

                        POWER OF ATTORNEY

     The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2002, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

     Witness my signature as of the 31st day of July, 2002.

                              /s/  David R. Crichton
                              _______________________________
                              David R. Crichton


                                                  EXHIBIT 24

                        POWER OF ATTORNEY

     The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2002, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

     Witness my signature as of the 31st day of July, 2002.

                              /s/  Roger L. Fix
                              _______________________________
                              Roger L. Fix


                                                 EXHIBIT 24

                        POWER OF ATTORNEY

     The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2002, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

     Witness my signature as of the 31st day of July, 2002.

                             /s/  William R. Fenoglio
                              _______________________________
                              William R. Fenoglio



                                                 EXHIBIT 24

                        POWER OF ATTORNEY

     The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2002, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

     Witness my signature as of the 31st day of July, 2002.

                              /s/  Walter F. Greeley
                              _______________________________
                              Walter F. Greeley



                                                 EXHIBIT 24

                        POWER OF ATTORNEY

     The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2002, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

     Witness my signature as of the 31st day of July, 2002.

                              /s/  Daniel B. Hogan
                              _______________________________
                              Daniel B.  Hogan


                                                 EXHIBIT 24

                        POWER OF ATTORNEY

     The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2002, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

     Witness my signature as of the 31st day of July, 2002.

                              /s/  Thomas L. King
                              _______________________________
                              Thomas L. King



                                                 EXHIBIT 24

                        POWER OF ATTORNEY

     The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2002, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

     Witness my signature as of the 31st day of July, 2002.

                              /s/  C. Kevin Landry
                              _______________________________
                              C. Kevin Landry



                                                 EXHIBIT 24

                        POWER OF ATTORNEY

     The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2002, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

     Witness my signature as of the 31st day of July, 2002.

                              /s/  H. Nicholas Muller, III
                              _______________________________
                              H. Nicholas Muller, III



                                                 EXHIBIT 24

                        POWER OF ATTORNEY

     The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2002, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

     Witness my signature as of the 31st day of July, 2002.

                              /s/  Deborah A. Rosen
                              _______________________________
                              Deborah A. Rosen